Exhibit 10.3

Execution Version

PERFORMANCE GUARANTY

This PERFORMANCE GUARANTY (as amended, supplemented or otherwise modified from time to time, this “Performance Guaranty”), dated as of August 30, 2023, is made by MEH, INC., a Nevada corporation (the “Performance Guarantor” and, in its individual capacity, “MEH”), in favor of BARCLAYS BANK PLC, as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), for the benefit of itself and the other Secured Parties under the ABL Credit Agreement defined below. Capitalized terms used, but not otherwise defined herein shall have the respective meanings assigned thereto in the ABL Credit Agreement referred to below or, if not defined therein, the respective meanings assigned thereto in the Purchase and Sale Agreement referred to below.

PRELIMINARY STATEMENTS:

(1)            ST US AR Finance LLC, a Delaware limited liability company (the “SPV”), as buyer, MEH, as initial servicer (in such capacity, together with its successor and assigns in such capacity, the “Servicer”), and INO Therapeutics LLC, Mallinckrodt APAP LLC, Mallinckrodt ARD LLC, SpecGx LLC and Therakos, Inc., as originators (together, the “Initial Originators”), have entered into that certain Purchase and Sale Agreement, dated as of June 16, 2022 (as amended by Amendment No. 1, dated as of the date hereof, and as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”). Each entity from time to time party to the Purchase and Sale Agreement as an originator thereunder, including the Initial Originators, is herein referred to as an “Originator” and, collectively, as the “Originators.” Pursuant to the Purchase and Sale Agreement, the Originators will from time to time sell or contribute Receivables and Related Rights to the SPV.

(2)            [Reserved].

(3)            The SPV, as Borrower, the Persons from time to time party thereto as Lenders and the Administrative Agent have entered into that certain ABL Credit Agreement, dated as of June 16, 2022 (as amended by Amendment No. 1, dated as of August 23, 2023, and as further amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), pursuant to which (i) the Lenders may from time to time make Revolving Credit Loans to the SPV and (ii) the SPV has granted to the Administrative Agent (on behalf of the Secured Parties) a security interest in the Collateral.

(4)            As of the date hereof, Performance Guarantor is the direct or indirect owner of 100% of the issued and outstanding Capital Stock of the SPV and each Originator.

(5)            Performance Guarantor has determined that its execution and delivery of this Performance Guaranty is in its best interests because, among other things, Performance Guarantor (individually) and Performance Guarantor and its Affiliates (collectively) will derive substantial direct and indirect benefit from (i) each Originator’s sales and contributions of Receivables to the SPV from time to time under the Purchase and Sale Agreement, (ii) the Servicer’s servicing of the Pool Receivables, (iii) the Revolving Credit Loans and financial accommodations made by the Lenders to the SPV from time to time under the ABL Credit Agreement and (iv) the other transactions contemplated under the Purchase and Sale Agreement and the ABL Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Performance Guarantor hereby agrees as follows:

1

SECTION 1.      Unconditional Undertaking; Enforcement. The Performance Guarantor hereby unconditionally and irrevocably undertakes and assures for the benefit of the Administrative Agent (including, without limitation, as assignee of the SPV’s rights, interests and claims under the Purchase and Sale Agreement), the Lenders and each of the other Secured Parties the due and punctual performance and observance by each Originator and the Servicer (together with their respective successors and assigns, collectively, the “Covered Entities,” and each, a “Covered Entity”) of the terms, covenants, indemnities, conditions, agreements, undertakings, liabilities and obligations on the part of such Covered Entity to be performed or observed by it under the Purchase and Sale Agreement, the ABL Credit Agreement and each of the other Loan Documents to which such Covered Entity is a party, including, without limitation, any agreement or obligation of such Covered Entity to pay any indemnity or make any payment in respect of any applicable dilution adjustment or repurchase obligation under any such Loan Document, in each case on the terms and subject to the conditions and limitations set forth in the applicable Loan Documents as the same shall be amended, restated, supplemented or otherwise modified and in effect from time to time (all such terms, covenants, indemnities, conditions, agreements, undertakings and obligations on the part of the Covered Entities to be paid, performed or observed by them being collectively called the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the Performance Guarantor, agrees that if any Covered Entity shall fail in any manner whatsoever to perform or observe any of its Guaranteed Obligations when the same shall be required to be performed or observed under any applicable Loan Document, then the Performance Guarantor will itself duly and punctually perform or observe any of such Guaranteed Obligations or cause to be performed or observed such Guaranteed Obligations. It shall not be a condition to the accrual of the obligation of the Performance Guarantor hereunder to cause to be performed or observed any Guaranteed Obligation that the Administrative Agent, any Lender, the SPV or any other Person shall have first made any request of or demand upon or given any notice to the Performance Guarantor, any Covered Entity or any of their respective successors and assigns or have initiated any action or proceeding against the Performance Guarantor, any Covered Entity or any of their respective successors and assigns in respect thereof. The Administrative Agent (on behalf of itself, the Lenders and the other Secured Parties) may proceed to enforce the obligations of the Performance Guarantor under this Performance Guaranty without first pursuing or exhausting any right or remedy which the Administrative Agent or any Lender may have against any Covered Entity, the SPV, any other Person, the Pool Receivables or any other property. The Performance Guarantor agrees that its obligations under this Performance Guaranty shall be irrevocable. It is expressly acknowledged that this Performance Guaranty is not a guarantee of the payment of any Pool Receivables and there shall be no recourse to the Performance Guarantor for any non-payment or delay in payment of any Pool Receivables solely by reason of the bankruptcy, insolvency or lack of creditworthiness or other financial inability to pay of the related Obligor or the uncollectability of any such Pool Receivables or for any Guaranteed Obligations the payment of which could otherwise constitute recourse to the Performance Guarantor for uncollectible Pool Receivables.

SECTION 2.      Validity of Obligations.

(a)            The Performance Guarantor agrees that its obligations under this Performance Guaranty are absolute and unconditional, irrespective of: (i) the validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy or insolvency practitioner) of the Guaranteed Obligations, (ii) the absence of any attempt by any Secured Party (or by the SPV) to collect on any Pool Receivables or to realize upon any other Collateral or any other property or collateral, or to obtain performance or observance of the Guaranteed Obligations from the Covered Entities or the SPV or any other Person, (iii) the waiver, consent, amendment, modification, extension, forbearance or granting of any indulgence by any Secured Party (or by the SPV) with respect to any provision of any agreement or instrument evidencing the Guaranteed Obligations, (iv) any change of the time, manner or place of performance of, or in any other term of any of the Guaranteed Obligations, including, without limitation, any amendment to or modification of any of the Loan Documents, (v) any law, rule, regulation or order of any jurisdiction affecting any term or provision of any of the Guaranteed Obligations, or rights of the Secured Parties (or of the SPV) with respect thereto, (vi) the failure by any Secured Party (or by the SPV) to take any steps to perfect and maintain perfected its interest in any Collateral or other property or in any security or collateral related to the Guaranteed Obligations, (vii) any failure to obtain any consent, authorization or approval from or other action by or to notify or file with, any Governmental Authority required in connection with the performance of the obligations hereunder by the Performance Guarantor, (viii) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a defense available to, or a discharge of any Covered Entity or the Performance Guarantor, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above, (ix) any manner of application of Collateral or any other assets of any Covered Entity or of the SPV, or proceeds thereof, to satisfy all or any of the Guaranteed Obligations or as otherwise permitted under the Loan Documents, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or as otherwise permitted under the Loan Documents and (x) any change, restructuring or termination of the corporate structure or existence of any Covered Entity, the SPV or the Performance Guarantor or any other Person or the equity ownership, existence, control, merger, consolidation or sale, lease or transfer of any of the assets of any such Person, or any bankruptcy, insolvency, winding up, dissolution, liquidation, receivership, assignment for the benefit of creditors, arrangement, composition, readjustment or reorganization of, or similar proceedings affecting, any Covered Entity, the SPV or any of their assets or obligations. The Performance Guarantor waives all set-offs and counterclaims and all presentments, demands of performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Performance Guaranty. The Performance Guarantor’s obligations under this Performance Guaranty shall not be limited if any Secured Party is precluded for any reason (including, without limitation, the application of the automatic stay to a Covered Entity under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the Guaranteed Obligations, and the Performance Guarantor shall perform or observe, upon demand, the Guaranteed Obligations that would otherwise have been due and performable or observable by any Covered Entity had such right and remedies been permitted to be exercised.

(b)            Should any money due or owing under this Performance Guaranty not be recoverable from the Performance Guarantor due to any of the matters specified in this Section 2, then, in any such case, such money shall nevertheless be recoverable from the Performance Guarantor as though the Performance Guarantor were principal debtor in respect thereof and not merely a Performance Guarantor and shall be paid by the Performance Guarantor forthwith. The Performance Guarantor further agrees that, to the extent that any Covered Entity, the SPV or any other Person makes a payment or payments to any Secured Party in respect of any Guaranteed Obligation, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Covered Entity, the SPV or other Person, as applicable, or to the estate, trustee, or receiver of any Covered Entity, the SPV, Person or any other party, including, without limitation, the Performance Guarantor, under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Guaranteed Obligations or any part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

SECTION 3.      Reinstatement, etc. The Performance Guarantor agrees that this Performance Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Secured Party for any reason whatsoever (including, without limitation, upon the insolvency, bankruptcy or reorganization of any Covered Entity), as though such payment had not been made.

SECTION 4.      Waiver. The Performance Guarantor hereby waives promptness, diligence, notice of acceptance, notice of default by any Covered Entity, notice of the incurrence of any Guaranteed Obligation and any other notice with respect to any of the Guaranteed Obligations and this Performance Guaranty, and any other document related thereto or to any of the Loan Documents and any requirement, other than as expressly set forth herein, that any Secured Party (or the SPV) exhaust any right or take any action against any Covered Entity, the SPV, any other Person or any property. The Performance Guarantor represents and warrants to the Secured Parties that it has adequate means to obtain from the Covered Entities and the SPV, on a continuing basis, all information concerning the financial condition of the Covered Entities and the SPV, and that it is not relying on any Secured Party to provide such information either now or in the future.

SECTION 5.      Subrogation. The Performance Guarantor hereby waives all rights of subrogation (whether contractual or otherwise) to the claims, if any, of any Secured Party (or the SPV) against the Covered Entities and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Covered Entities which may otherwise have arisen in connection with this Performance Guaranty until one year and one day have elapsed since the payment and performance in full of the Guaranteed Obligations.

SECTION 6.      Additional Provisions.

(a)            The agreements of the Performance Guarantor under this Performance Guaranty and the rights of the Administrative Agent and Secured Parties, in each case, shall be subject to the applicable provisions of (i) the Interim Order (upon entry of the Interim Order and at any time prior to the entry of the Final Order), and (ii) the Final Order (thereafter).

(b)            The Performance Guarantor hereby covenants, represents and warrants that the Guaranteed Obligations shall at all times constitute an allowed superpriority claim against the Performance Guarantor pursuant to section 364(c)(1) of the Bankruptcy Code with priority above all other administrative expenses of the kind specified in sections 503(b) and 507(b) of the Bankruptcy Code, other than to the extent provided for in the Interim Order with respect to the New Money DIP Superpriority Claims (as defined in the Interim Order) and the “Carve Out” (as defined in the Interim Order).

SECTION 7.      Representations and Warranties. The Performance Guarantor hereby represents and warrants to the Administrative Agent and each of the other Secured Parties as of the date hereof, on each Sale Date and on each day on which a Borrowing shall have occurred under the ABL Credit Agreement, as follows:

(a)            Organization and Good Standing. The Performance Guarantor is a corporation, duly incorporated and validly existing under the laws of the State of Nevada and has full power and authority under its constitutional documents and under the laws of its jurisdiction to own its assets and to conduct its business as such assets are currently owned and such business is presently conducted.

(b)            Due Qualification. The Performance Guarantor is duly qualified to do business as a corporation, is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals, in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c)            Power and Authority; Due Authorization. The Performance Guarantor has all necessary power and authority to (i) execute and deliver this Performance Guaranty and the other Loan Documents to which it is a party and (ii) perform its obligations under this Performance Guaranty and the other Loan Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Performance Guaranty and the other Loan Documents to which it is a party have been duly authorized by the Performance Guarantor by all necessary corporate action.

(d)            Binding Obligations. This Performance Guaranty and each of the other Loan Documents to which it is a party constitute legal, valid and binding obligations of the Performance Guarantor, enforceable against the Performance Guarantor in accordance with their respective terms.

(e)            No Conflict or Violation. The execution and delivery of this Performance Guaranty and each other Loan Document to which the Performance Guarantor is a party, the performance of the transactions contemplated by this Performance Guaranty and such other Loan Documents and the fulfillment of the terms of this Performance Guaranty and such other Loan Documents by the Performance Guarantor will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, the constitutional documents of the Performance Guarantor or any indenture, sale agreement, credit agreement (including the ABL Credit Agreement), loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which the Performance Guarantor is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture (including the Exit Financing Notes Indenture), credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than this Performance Guaranty and the other Loan Documents or (iii) conflict with or violate any Applicable Law, except to the extent that any such conflict, breach, default, Adverse Claim or violation could not reasonably be expected to have a Material Adverse Effect.

(f)            Litigation and Other Proceedings. There is no action, suit, litigation, arbitration, proceeding or investigation pending, or, to the Performance Guarantor’s knowledge, threatened, against the Performance Guarantor before any Governmental Authority: (i) asserting the invalidity of this Performance Guaranty or any of the other Loan Documents; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Performance Guaranty or any other Loan Document; (iii) seeking any determination or ruling that could materially and adversely affect the performance by the Performance Guarantor of its obligations under, or the validity or enforceability of, this Performance Guaranty or any of the other Loan Documents; or (iv) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect, other than (i) objections to the entry of the Interim Order, (ii) objections to the entry of the Final Order, (iii) any challenge to the stipulations, admissions, and releases set forth in the Interim Order or the Final Order, as applicable, that is brought by a party in interest during the Challenge Period (as defined in the Interim Order or the Final Order, as applicable) or (iv) any action, suit, proceeding or investigation pending or to its knowledge threatened, in connection with the New Chapter 11 Cases, that is not, in the reasonable discretion of the Administrative Agent, reasonably likely to (x) result in a determination by a competent court of the invalidity of this Performance Guaranty or any of the other Loan Documents, (y) prevent the consummation of any of the transactions contemplated by this Performance Guaranty or any other Loan Document or (z) materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Performance Guaranty or any of the other Loan Documents.

(g)            No Consents. The Performance Guarantor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization or declaration of or with any Governmental Authority in connection with the execution, delivery, or performance of this Performance Guaranty or any other Loan Document to which it is a party that has not already been obtained, except where the failure to obtain such consent, license, approval, registration, authorization or declaration could not reasonably be expected to have a Material Adverse Effect.

(h)            Compliance with Applicable Law. The Performance Guarantor is in compliance in all respects with the Applicable Law applicable to the Performance Guarantor, its Subsidiaries and their respective businesses and properties, except where any such failure could not reasonably be expected to have a material adverse effect on the performance by the Performance Guarantor of its obligations hereunder, or the validity or enforceability of this Performance Guarantee or any of the other Loan Documents.

(i)            Accuracy of Information. All certificates, reports, statements, documents and other information furnished to the Administrative Agent, any Lender or any other Secured Party by the Performance Guarantor pursuant to any provision of this Performance Guaranty or any other Loan Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Performance Guaranty or any other Loan Document, are, at the time the same are so furnished, complete and correct in all material respects on the date the same are furnished to the Administrative Agent, such Lender or such other Secured Party, and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

(j)            Other Loan Documents. Each representation and warranty made by the Performance Guarantor under each other Loan Document to which it is a party is true and correct in all material respects as of the date when made.

(k)            No Material Adverse Effect. Since the date hereof, there has been no Material Adverse Effect with respect to the Performance Guarantor.

(l)            Investment Company Act. The Performance Guarantor is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act.

(m)            Anti-Money Laundering/International Trade Law Compliance. No Covered Entity is a Sanctioned Person. No Covered Entity, either in its own right or through any third party, (i) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Corruption Laws or Sanctions; (ii) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Corruption Laws or Sanctions; or (iii) engages in any dealings or transactions prohibited by any Anti-Corruption Laws or Sanctions.

(n)            [Reserved].

(o)            Opinions. The facts regarding the Performance Guarantor, the SPV, the Servicer, each Originator, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Performance Guaranty and the Loan Documents are true and correct in all material respects, other than the financial condition of the Performance Guarantor, the Servicer and each Originator and the commencement of the New Chapter 11 Cases.

(p)            [Reserved].

(q)            Separateness. The Performance Guarantor is aware that the Administrative Agent and the other Secured Parties have entered into the ABL Credit Agreement in reliance on the SPV being a separate entity from the Performance Guarantor and the Performance Guarantor’s other Affiliates (including, without limitation, the Covered Entities) and has taken such actions and implemented such procedures as are necessary on its part to ensure that the Performance Guarantor and each of its Affiliates (including, without limitation, the Covered Entities) will take all steps necessary to maintain the SPV’s identity as a separate legal entity from the Performance Guarantor and its Affiliates (including, without limitation, the Covered Entities) and to make it manifest to third parties that the SPV is an entity with assets and liabilities distinct from those of the Performance Guarantor and its Affiliates (including, without limitation, the Covered Entities).

(r)            ERISA. None of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a Material Adverse Effect: (a) a Reportable Event; (b) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (c) any noncompliance with the applicable provisions of ERISA or the Code; (d) a termination of a Pension Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (e) a Lien on the property of the SPV, any Originator, the Servicer, the Performance Guarantor, or any of their respective ERISA Affiliates in favor of the PBGC or a Pension Plan; (f) the present value of all benefit liabilities under any Pension Plan (based on the assumptions used to determine required minimum contributions under Section 412 of the Code with respect to such Pension Plan), exceeds the value of the assets of such Pension Plan, determined as of the most recent annual valuation date applicable thereto for which a valuation has been completed; (g) a complete or partial withdrawal from any Multiemployer Plan by any of the SPV, any Originator, the Servicer, the Performance Guarantor, or any of their respective ERISA Affiliates or (h) the insolvency of any Multiemployer Plan. There have been no transactions that resulted or could reasonably be expected to result in any liability to any of the SPV, any Originator, the Servicer, the Performance Guarantor, or any of their respective ERISA Affiliates under Section 4069 of ERISA or Section 4212(c) of ERISA that would, singly or in the aggregate, constitute a Material Adverse Effect.

(s)            Preliminary Statements. The statements set forth in the preliminary statements to this Performance Guaranty are true and correct.

(t)            Reaffirmation of Representations and Warranties. On the date of each Borrowing, on each Sale Date and on the date each Purchase Report or other report is delivered to the Administrative Agent or any Lender under the Loan Documents, the Performance Guarantor shall be deemed to have certified that (i) all representations and warranties of the Performance Guarantor hereunder are true and correct in all material respects on and as of such day as though made on and as of such day, except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such date) and (ii) with respect to each Sale Date, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing or will result from the sale of such Receivables.

(u)            Effectiveness of Orders. The Interim Order (upon entry of the Interim Order and prior to the entry of the Final Order) and, to the extent then entered, the Final Order, is in full force and effect and has not been vacated or reversed, is not subject to a stay, and has not been modified or amended (other than any amendment or modification approved in writing by the Administrative Agent and the Required Lenders in their sole discretion).

(v)            Compliance with Orders. The Performance Guarantor and each of the other members of the New Debtors are in compliance in all material respects with the Interim Order (upon entry of the Interim Order and prior to the entry of the Final Order) and, to the extent then entered, the Final Order.

SECTION 8.      Certain Covenants. The Performance Guarantor covenants and agrees that, from the date hereof until the Final Payout Date, the Performance Guarantor will observe and perform all of the following covenants.

(a)            Existence. The Performance Guarantor will promptly obtain, comply with and do all things as are necessary to maintain in full force and effect its existence as a Nevada corporation. The Performance Guarantor also will ensure that it has the right and is duly qualified to conduct its business as it is presently conducted in all applicable jurisdictions, except to the extent that the failure to be so qualified would not have a Material Adverse Effect.

(b)            Compliance with Laws. The Performance Guarantor will comply with all Applicable Laws to which it may be subject if the failure to comply could reasonably be expected to have a material adverse effect on the performance by the Performance Guarantor of its obligations hereunder, or the validity or enforceability of this Performance Guaranty or any of the other Loan Documents to which it is a party, except where contested in good faith and by proper proceedings.

(c)            Mergers, Sales, Etc. The Performance Guarantor will not, and will not permit any Covered Entity to, directly or indirectly sell, transfer, assign, convey or lease whether in one or a series of transactions, all or substantially all of its assets (other than in accordance with the Loan Documents). The Performance Guarantor shall not consolidate with or merge with or into any other Person or reorganize as any other entity or reincorporate in any other jurisdiction unless (i) no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing or would result therefrom, (ii) if it is not the surviving entity, the surviving Person agrees to be bound by the terms and provisions applicable to it hereunder, (iii) no Change of Control shall result, (iv) the Performance Guarantor reaffirms in a writing, in form and substance reasonably satisfactory to the Administrative Agent, that its obligations under this Performance Guaranty shall apply to the surviving Person and (v) the Administrative Agent receives such additional certifications and opinions of counsel as it shall reasonably request.

(d)            Actions Contrary to Separateness. The Performance Guarantor will not take any action inconsistent with the terms of Section 5.15 of the ABL Credit Agreement.

(e)            Anti-Money Laundering/International Trade Law Compliance. The Performance Guarantor will not become a Sanctioned Person. No Covered Entity, either in its own right or through any third party, will (a) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (b) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; (c) engage in any dealings or transactions prohibited by any Anti-Terrorism Law or (d) use the proceeds of any Investment to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law. The funds used to repay each Borrowing will not be derived from any unlawful activity. The Performance Guarantor shall comply with all Anti-Terrorism Laws. The Performance Guarantor shall promptly notify the Administrative Agent and each Lender in writing upon the occurrence of a Reportable Event. The Performance Guarantor has not used and will not use, directly or indirectly, the proceeds of any Advance to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Person or a Sanctioned Country.

(f)            Payments on Receivables; Collection Accounts. If any payments on the Pool Receivables or other Collections are received by the Performance Guarantor, it shall hold such payments in trust for the benefit of the Administrative Agent, the Lenders and the other Secured Parties and promptly (but in any event within two (2) Business Days after receipt) remit such funds into a Designated Deposit Account.

(g)            Further Assurances. The Performance Guarantor hereby agrees from time to time, at its own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to enable the Administrative Agent (on behalf of the Secured Parties) to exercise and enforce their respective rights and remedies under this Performance Guaranty. Without limiting the foregoing, the Performance Guarantor hereby agrees from time to time, at its own expense, promptly to provide such information (including non-financial information) with respect to itself and each Covered Entity as the Administrative Agent may reasonably request.

(h)            Ownership and Control. The Performance Guarantor shall continue to own, directly or indirectly, 100% of the issued and outstanding Capital Stock and other equity interests of each Originator and the SPV. Without limiting the generality of the foregoing, the Performance Guarantor shall not permit the occurrence of any Change of Control.

(i)            SPV’s Tax Status. The Performance Guarantor shall not take or cause any action to be taken that could result in the SPV (i) being treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is disregarded from a United States person (within the meaning of Section 7701(a)(30) of the Code) for U.S. federal income tax purposes or (ii) becoming an association taxable as a corporation or a publicly traded partnership ) taxable as a corporation for U.S. federal income tax purposes.

(j)            No Superpriority Claims. The Performance Guarantor shall not permit to exist any Superpriority Claim against any New Debtor that is pari passu with or senior to the Superpriority Claims granted to the Administrative Agent and Lenders under the Loan Documents, other than to the extent provided for in the Interim Order with respect to the New Money DIP Superpriority Claims and the “Carve Out” (as defined in the Interim Order).

(k)            No Surcharge. The Performance Guarantor shall not assert or consent to any charges under Section 506(c) of the Bankruptcy Code against any Collateral.

SECTION 9.      Amendments, Etc. No amendment or waiver of any provision of this Performance Guaranty shall be effective unless the same shall be in writing and signed by the Administrative Agent and the Performance Guarantor, and no consent to any departure by the Performance Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 10.      Addresses for Notices. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing and unless otherwise stated shall be made by email or letter to each party hereto, at its address set forth under its name on Schedule A hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. All notices, requests and demands shall be deemed to have been duly given or made (a) when dispatched by email during the recipient’s normal business hours when the confirmation showing the completed transmission has been received, or (b) if mailed via a reputable international courier, when it has been left at the relevant address or five (5) Business Days after being delivered to such reputable international courier, in an envelope addressed to the applicable person at that address and to the attention of the person(s) set forth above. Each party to this Performance Guaranty shall promptly inform the other parties hereto of any changes in their respective addresses and email address specified herein.

SECTION 11.      No Waiver; Remedies. No failure on the part of the SPV or any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

SECTION 12.      Continuing Agreement; Third-Party Beneficiaries; Assignment. This Performance Guaranty is a continuing agreement and shall (i) remain in full force and effect until the later of (x) the payment and performance in full of the Guaranteed Obligations and all other amounts payable under this Performance Guaranty and (y) one year and a day after the Final Payout Date, (ii) be binding upon the Performance Guarantor, its successors and assigns and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Lenders, the other Secured Parties and their respective successors and assigns. Without limiting the generality of the foregoing clause (iii) upon any assignment by a Lender permitted pursuant to the ABL Credit Agreement, the applicable assignee shall thereupon become vested with all the benefits in respect thereof granted to the Lenders herein or otherwise. Each of the parties hereto hereby agrees that each of the Lenders and the Secured Parties shall be a third-party beneficiary of this Performance Guaranty. The Performance Guarantor shall not assign, delegate or otherwise transfer any of its obligations or duties under this Performance Guaranty without the prior written consent of the Administrative Agent in its sole discretion. Any payments hereunder shall be made in full in U.S. Dollars without any set-off, deduction or counterclaim and the Performance Guarantor’s obligations hereunder shall not be satisfied by any tender or recovery of another currency except to the extent such tender or recovery results in receipt of the full amount of U.S. Dollars required hereunder. The Performance Guarantor agrees that, to the extent its obligations under this Performance Guaranty have not been satisfied in full in cash, (i) its obligations under this Performance Guaranty shall not be discharged by the entry of an order confirming a plan of reorganization in the New Chapter 11 Cases (and the Performance Guarantor, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (ii) the superpriority claims granted to the Administrative Agent and Lenders shall not be affected in any manner by the entry of an order confirming a plan of reorganization in any of the New Chapter 11 Cases.

SECTION 13.      Mutual Negotiations. This Performance Guaranty is the product of mutual negotiations by the parties hereto and their counsel, and no party shall be deemed the draftsperson of this Performance Guaranty or any provision hereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Performance Guaranty, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.

SECTION 14.      Costs and Expenses. The Performance Guarantor hereby agrees to pay on demand all reasonable out-of-pocket costs and expenses in connection with the preparation, negotiation, execution, delivery and administration of this Performance Guaranty (or any supplement or amendment hereto), including, without limitation, the reasonable attorneys’ fees for the Administrative Agent, the Lenders and the other Secured Parties and any of their respective Affiliates with respect thereto and with respect to advising the Administrative Agent, the Lenders and the other Secured Parties and their respective Affiliates as to their rights and remedies under this Performance Guaranty. In addition, the Performance Guarantor agrees to pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees), of the Administrative Agent, the Lenders and the other Secured Parties and their respective Affiliates, incurred in connection with the enforcement of any of their respective rights or remedies under the provisions of this Performance Guaranty.

SECTION 15.      Indemnities by Performance Guarantor. Without limiting any other rights which any Secured Party may have hereunder or under Applicable Law, Performance Guarantor agrees to indemnify and hold harmless each Secured Party and each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, members, managers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each a “Guarantor Indemnified Party”) forthwith and on demand from and against any and all damages, losses, claims, liabilities and related costs and expenses (including all filing fees, if any), including reasonable attorneys’, consultants’ and accountants’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) incurred by any of them and arising out of, relating to, resulting from or in connection with: (i) any breach by Performance Guarantor of any of its obligations or duties under this Performance Guaranty or any other Loan Document to which it is a party in any capacity; (ii) the inaccuracy of any representation or warranty made by Performance Guarantor hereunder, under any other Loan Document to which it is a party in any capacity or in any certificate or statement delivered pursuant hereto or to any other Loan Document to which it is a party in any capacity; (iii) the failure of any information provided to any such Guarantor Indemnified Party by, or on behalf of, Performance Guarantor, in any capacity, to be true and correct; (iv) the material misstatement of fact or the omission of a material fact or any fact necessary to make the statements contained in any information provided to any such Guarantor Indemnified Party by, or on behalf of, Performance Guarantor, in any capacity, not materially misleading; (v) any negligence or misconduct on Performance Guarantor’s part arising out of, relating to, in connection with, or affecting any transaction contemplated by this Performance Guaranty or any other Loan Document; (vi) the failure by Performance Guarantor to comply with any Applicable Law, rule or regulation with respect to this Performance Guaranty, the transactions contemplated hereby, any other Loan Document to which it is a party in any capacity, the Guaranteed Obligations or otherwise or (vii) the failure of this Performance Guaranty to constitute a legal, valid and binding obligation of the Performance Guarantor, enforceable against it in accordance with its terms; provided, however, notwithstanding anything to the contrary in this Section 15, Indemnified Amounts shall be excluded solely to the extent determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct on the part of such Guarantor Indemnified Party.

SECTION 16.      GOVERNING LAW.      THIS PERFORMANCE GUARANTY, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 17.      Consent to Jurisdiction.

(a)            EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, OR TO THE EXTENT THE BANKRUPTCY COURT DOES NOT HAVE (OR ABSTAINS FROM) JURISDICTION, THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PERFORMANCE GUARANTY, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED BY THE BANKRUPTCY COURT OR TO THE EXTENT THE BANKRUPTCY COURT DOES NOT HAVE (OR ABSTAINS FROM) JURISDICTION, ANY SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(b)            THE PERFORMANCE GUARANTOR CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SCHEDULE A HERETO. NOTHING IN THIS SECTION 17 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 18.      Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PERFORMANCE GUARANTY OR ANY OTHER LOAN DOCUMENT.

SECTION 19.      Set-off Rights of Secured Parties. The Administrative Agent and the other Secured Parties may from time to time following the demand therefore by such Person, set-off and apply any liabilities any such Person may have to the Performance Guarantor (including liabilities in respect of any monies deposited with it by the Performance Guarantor) against any and all of the obligations of the Performance Guarantor to such Person now or hereafter existing under this Performance Guaranty.

SECTION 20.      Severability. If any term or provision of this Performance Guaranty shall be determined to be illegal or unenforceable to any extent with respect to any person or circumstance, the enforceability of such term or provision shall not be affected with respect to any other person or circumstance, and such term or provision shall be enforceable to the fullest extent permitted by Applicable Law.

SECTION 21.      Counterparts. This Performance Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Performance Guaranty.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Performance Guarantor has caused this Performance Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

MEH, INC., as the Performance Guarantor

By:	/s/ Bryan M. Reasons
	Name:	Bryan M. Reasons
	Title:	President

Performance Guaranty (MEH, Inc.)

Accepted as of the date hereof:

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Gideon Lapson
Name: Gideon Lapson
Title: Managing Director

Performance Guaranty (MEH, Inc.)

S-2

SCHEDULE A

ADDRESSES FOR NOTICE

If to Performance Guarantor:

MEH, Inc.

675 McDonnell Blvd.

Hazelwood, Mo 63042

Attn: Raul Castillo

Telephone:

If to Administrative Agent:

Barclays Bank PLC

Bank Debt Management

400 Jefferson Park

Whippany, NJ 07981

Attn:            William Coshburn

Telephone:

Email:

Performance Guaranty (MEH, Inc.)

Schedule A